PIMCO Equity Series

Supplement Dated September 14, 2021 to the

Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”),

each dated October 30, 2020, each as supplemented from time to time

Disclosure Related to the PIMCO RAE US Fund and PIMCO RAE US Small Fund (each, a “Fund”

and together, the “Funds”)

As currently disclosed, Pacific Investment Management Company LLC (“PIMCO”) serves as investment adviser to the Funds, and Parametric Portfolio Associates LLC (“Parametric”) serves as portfolio implementer with respect to each Fund’s portfolio pursuant to a Portfolio Implementation Agreement by and among PIMCO, Research Affiliates, LLC and Parametric (the “Portfolio Implementation Agreement”).

As previously disclosed in a supplement dated July 23, 2021, PIMCO has notified Parametric of PIMCO’s intention to terminate the Portfolio Implementation Agreement with respect to the Funds on or after September 24, 2021 (the “First Termination Date”), at which time, PIMCO will assume the duties and responsibilities previously provided by Parametric to each Fund, and all references to Parametric in the Prospectus and SAI relating to services provided by Parametric to each Fund are deleted in their entirety.

This supplement confirms that the First Termination Date shall be September 24, 2021. Accordingly, effective September 24, 2021, PIMCO will assume the duties and responsibilities previously provided by Parametric to each Fund, and all references to Parametric in the Prospectus and SAI relating to services provided by Parametric to each Fund are deleted in their entirety.

Investors Should Retain This Supplement For Future Reference

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